Exhibit 10.5

Addendum 1

to the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

It Is Hereby Agreed, effective at 12:01 a.m., Central Standard Time, April 1, 2014, that paragraph J of Article 6 - Retention and Limit - shall be amended to read as follows:

"J.	'Contract year' as used herein shall mean the period from 12:01 a.m., Central Standard Time, April 1, 2014, to 12:01 a.m., Central Standard Time, April 1, 2015, and each respective 12‑month period thereafter that this Contract continues in force shall be a separate contract year. However, if this Contract or the participation of a Subscribing Reinsurer is terminated on a 'cutoff' basis, the final contract year, as applicable, shall be from the beginning of the then current contract year until the effective time and date of termination. In the event this Contract or the participation of a Subscribing Reinsurer is terminated on a 'runoff' basis, the period after the effective time and date of termination through the end of the 'runoff' period shall be considered a separate contract year."

All other terms and conditions of the captioned Contract shall remain unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Homeowners of America Insurance Company (for and on behalf of the "Company")

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

Catlin Re Switzerland Ltd. (Bermuda Branch)
Zurich, Switzerland
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Catlin Re Switzerland Ltd. (Bermuda Branch)

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

Everest Reinsurance Company
A Delaware Corporation
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Everest Reinsurance Company

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

Montpelier Reinsurance Ltd.
Pembroke, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Montpelier Reinsurance Ltd.

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

Odyssey Reinsurance Company
Stamford, Connecticut
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Odyssey Reinsurance Company

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

SCOR Reinsurance Company
New York, New York
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

SCOR Reinsurance Company

_______________________________________________________

14\H00H1006-002

Endorsement 1

to the

Interests and Liabilities Agreement

attached to and forming part of the

Residential Quota Share
Reinsurance Contract
Effective:  April 1, 2014

entered into by and between

Homeowners of America Insurance Company
Irving, Texas
including any and/or all companies that are or may hereafter become affiliated therewith

and

Taiping Reinsurance Co. Ltd.
Hong Kong
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts Addendum 1, as duly executed by the Company, as part of the Contract, effective at 12:01 a.m., Central Standard Time, April 1, 2014.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Endorsement as of the date specified below:

This ________________ day of ____________________________ in the year ____________.

Taiping Reinsurance Co. Ltd.

_______________________________________________________

14\H00H1006-002